UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 20, 2009

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
 (Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 20, 2009, WorldGate Communications, Inc. (the “Company”) held an earnings conference call to discuss its financial results for the first quarter ended March 31, 2009 and certain other information.  The Company disclosed the following information in response to certain questions raised by participants on the conference call:

•
The Purchase Agreement, dated April 6, 2009 (the “Purchase Agreement”), between ACN Digital Phone Service, LLC and Ojo Video Phones LLC, a subsidiary of the Company (the “Seller”), provides that ACN Digital Phone Service, LLC has agreed to purchase 300,000 video phones, subject to the terms and conditions of the Purchase Agreement, from the Seller for a price per video phone equal to $40 above the Seller’s cost of producing and supplying the video phone (including, without limitation, freight, handling, insurance and overhead).  Subject to the terms and conditions of the Purchase Agreement, the Seller expects to begin delivery of the video phones to ACN Digital Phone Service, LLC under the Purchase Agreement beginning in the first calendar quarter of 2010; and

•	In order to effectively realize on the strategy of the Company discussed on the earnings conference call, the Company expects to hire an additional 10-20 employees over the next year.

The Company intends to utilize the Safe Harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the forward-looking statements made during the earnings conference call, including, without limitation, the information provided in this Form 8-K.   The forward-looking statements include statements regarding the Company's operating strategy going forward and the performance under the Purchase Agreement.  These statements are based on the Company's current expectations and are subject to risks and uncertainties, including risks relating to obtaining sufficient funding and developing appropriate technology solutions and the other risks and uncertainties set forth in the Company's 2008 Annual Report on Form 10-K.  As a result, the Company's actual results could differ materially from these statements. The presentation made during the earnings conference call, including, without limitation, the information provided in this Form 8-K, was made on the 20th of May 2009 and contains time-sensitive information that is accurate only as of May 20, 2009.  The Company does not intend to update the material contained therein or herein.

The information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this Form 8-K will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

By:	/s/ Christopher V. Vitale
Name:	Christopher V. Vitale
Title:	General Counsel and Secretary

Dated: May 21, 2009